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                                                                    EXHIBIT 23.2




The Board of Directors
Group Maintenance America Corp.:


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                            /s/ KPMG PEAT MARWICK LLP


Houston, Texas
August 26, 1997